UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: October 27, 2014
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800
Denver, Colorado 80265
(Address of principal executive offices and zip code)

(303) 672-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On October 27, 2014, the Board of QEP Resources (the “Company”) voted to amend the Company’s Bylaws to implement majority voting in uncontested director elections, effective immediately.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws, deemed effective October 27, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP Resources, Inc.
(Registrant)

October 29, 2014	/s/ Richard J. Doleshek
Richard J. Doleshek Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws, deemed effective October 27, 2014